SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                  ___________________________

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15 (d) OF THE

                SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  April 30,
                             1996

    Ryland Mortgage Securities Corporation, Series 1995-1,
               Mortgage Participation Securities
    (Exact name of registrant as specified in its charter)

Virginia                 0-15483/33-75416         N/A
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


Texas Commerce Bank, N.A.
P.O. Box 2558
Houston, TX
Attn: Joe Mustachio                               77252-8039
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
236-5094

    Ryland Mortgage Securities Corporation, Series 1995-1,
               Mortgage Participation Securities
                           Form 8-K
                             INDEX


                                             Page Number

     Item 5.        Other Events                            3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Ryland Mortgage Securities Corporation, Series 1995-1,
Mortgage Participation Securities makes monthly remittances to security holders. The latest remittance was made April 30, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement.....................................................
 ....Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of April 30,
1996.





                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Ryland Mortgage Securities
Corporation,
                         Series 1995-1, Mortgage Participation
Securities
                         (Registrant)

                         By:             Financial Asset
Securities, Inc.
                         (Formerly: Ryland Mortgage Securities
Corp)

                         Name:     Jane M. Johnson

                         Title:    President


                       INDEX OF EXHIBITS

'
                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-12
     as of April 30, 1996.



     DISTRIBUTION STATEMENT
NORWEST BANK MINNESOTA, N.A.
                                        Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            4/30/96
     Pooled Certificate Distribution Date:             4/25/96



                                             Aggregate
          Pass-Through   Beginning Interest  Interest
Principal Ending    Total     Realized
     Class     Rate Balance   Accrual   Distribution
Distribution   Balance   Distribution   Losses

     A    7.64982907%    93,468,308.00  595,847.15
595,847.15     0.00      93,468,308.00  595,847.15     0.00





     TOTALS         93,468,308.00  595,847.15     595,847.15
0.00      93,468,308.00  595,847.15     0.00










                    Principal Interest
     Class     CUSIP     Priority  Type Type

     A    783766RW0 Senior    Single Class   Pass-Through













     5/10/96   11:18 AM                                Page 1




     PAYMENTS PER SECURITY DENOMINATION
NORWEST BANK MINNESOTA, N.A.
                                                  Contact:
Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            4/30/96
     Pooled Certificate Distribution Date:             35180



                                   AMOUNTS PER INDIVIDUAL
SECURITY                 Remaining
          Original  % of Integral  Record    Interest
Interest  Principal Realized  Ending    Principal
     Class     Balance   Pool Denomination   Date Accrual
Distribution   Distribution   Losses    Balance   Factor

     A    93,468,308.00  100.00%   1,000.00  03/29/96
6.37485756     6.37485756     0.00000000     0.00000000
93468308.00000000   1.00





     TOTALS    93468308
1



























     35195.47145    35195.47145
Page 2



     PRINCIPAL DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                   Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:            4/30/96
     Pooled Certificate Distribution Date:             4/25/96



                                   Total
          Beginning Principal ***Principal   Realized  Ending
Principal
     Class     Balance   Distribution   Adjustment     Losses
Balance   Distribution

     A    93,468,308.00  0.00      0    0    93468308  0




     TOTALS    93,468,308.00  0.00      0.00      0.00
93,468,308.00  0.00











               ***Principal adjustments consist of the
following:                    Negative Amortization    0.00
                                   Capitalized Interest     0















     35195.47325    3519547.32453704%
Page 3



     INTEREST DISTRIBUTION DETAIL
NORWEST BANK MINNESOTA, N.A.
                                        Contact:       Andy
Rosenfeld
     RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
     Series 1995-1
     Distribution Date:                 4/30/96
     Pooled Certificate Distribution Date:
4/25/96



                              Interest       Total
Aggregate
          Pass-Through   Beginning      Interest  Shortfall
Other     Interest  Interest
     Class     Rate Balance        Accrual   (Recovery)
Interest  Distribution   Shortfall

     A    7.64982907%    93,468,308.00  1.00      595,847.15
0.00      0    595,847.15     0.00





     TOTALS         93468308       595847.15 0
595847.15 0






FUND ACCOUNTS ACTIVITY SUMMARY
NORWEST BANK MINNESOTA, N.A.
                                   Contact:       Andy
Rosenfeld
RMSC Mortgage Participation Securities
Phone:    (410) 884-2114
Series 1995-1
Distribution Date:            35185
Pooled Certificate Distribution Date:             35180



Proceeds Account
     Beginning Balance             0.00

         Deposits                        Withdrawals
          Total Interest      614540.81           Interest
Payments  (595,847.15)
          Total Principal          0              Principal
Payments  0.00
          Fees and Expenses        0              Fees and
Expenses  (18,693.66)
          Other Deposits      0.00                Other
Withdrawls     0.00

     Total Deposits           614,540.81          Total
Withdrawals         -614540.81

                              Ending Balance      0







Other Accounts
               Spread    Reserve   Expense   Pool      Special
               Account   Fund 2    Fund Insurance Hazard
Other
     Beginning Balance        0.00      0.00      0.00
0.00      0.00      0
          Deposits       0.00      0.00      0.00      0.00
0.00      0
          Earnings       0.00      0.00      0.00      0.00
0.00      0
          Withdrawals         0.00      0.00      0.00
0.00      0.00      0
     Ending Balance      0    0    0    0    0    0


Advances on Delinquencies
     Beginning Balance        N/A
     Current Period      N/A
     Ending Balance      N/A





     35195.47412    35195.47412
Page 5




     COLLATERAL SUMMARY
NORWEST BANK MINNESOTA, N.A.
     POOLED MORTGAGE CERTIFICATES
Contact:       Andy Rosenfeld
                                                  Phone:
(410) 884-2114
     RMSC Mortgage Participation Securities
     Series 1995-1
     Distribution Date:       4/30/96
     Pooled Certificate Distribution Date:        4/25/96
     Record Date:        3/29/96

                                                       Total
Aggregate
     Pooled    Beginning Stated    Interest  Interest
Interest  Principal Realized  Expense **     Ending
Collateral     Realized
     Certificate    Balance   Rate Accrual   Shortfall
Distribution   Distribution   Losses    Strip     Balance
Distribution   Losses

     RMSC Series 1992-6 Class B    30,108,854.00  7.82636194%
196,368.99     0.00      196,368.99     0.00      0.00
6,021.77  30,108,854.00  190,347.22     0.00
     RMSC Series 1992-9 Class B    26,201,000.00  8.00765991%
174,840.58     0.00      174,840.58     0.00      0.00
5,240.20  26,201,000.00  169,600.38     0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   18,300,000.00
7.85641013%    119,810.25     0.00      119,810.25     0.00
0.00      3,660.00  18,300,000.00  116,150.25     0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   8,858,454.00
7.91279905%    58,412.64      0.00      58,412.64      0.00
0.00      1,771.69  8,858,454.00   56,640.95      0.00
     SMSC Series 1992-3 Class B    10,000,000.00  7.81300172%
65,108.35      0.00      65,108.35      0.00      0.00
2,000.00  10,000,000.00  63,108.35      0.00

     TOTALS    93,468,308.00       614,540.81     0.00
614,540.81     0.00      0.00      18,693.66
93,468,308.00  595,847.15     0.00




          ** The expense strip is the Securities Guaranty and Administration Fee of .24% per annum.




     Actual    Begininng Principal
     Certificate    Balance   Distribution

     RMSC Series 1992-6 Class B    70,108,854.00  0.00
     RMSC Series 1992-9 Class B    105,082,621.71      0.00
     SMSC Series 1992-1 (Pool 1) Class B-1   64,300,000.00
0.00
     SMSC Series 1992-1 (Pool 2) Class B-2   19,858,454.00
0.00
     SMSC Series 1992-3 Class B    45,000,000.00  0.00










Page 7











Page 7






     DELINQUENCY STATISTICS
NORWEST BANK MINNESOTA, N.A.

Contact:            Andy Rosenfeld
     RMSC Mortgage Participation Securities
Phone:         (410) 884-2114
     Series 1995-1
     Distribution Date:                      4/30/96
     Pooled Certificate Distribution Date:
4/25/96


     Subordinated        Oustanding Principal          30 DAY
60 DAY              90 DAY              F/C            REO
     Mortgage Certificates         on Underlying Securities
#    $MM  %    #    $MM  %    #    $MM  %    #    $MM  %    #
$MM  %

     RMSC Series 1992-6 Class B         151,118,419.40
20   4.290678  2.84%     11   2.174684  1.44%     16
3.646468  2.41%     34   7.574092  5.01%     9    2.213966
1.47%
     RMSC Series 1992-9 Class B         228,591,266.04
25   4.935669  2.16%     10   1.788315  0.78%     26
5.363878  2.35%     38   9.495914  4.15%     21   4.135339
1.81%
     SMSC Series 1992-1 (Pool 1) Class B-1
157,108,172.61           27   4.770984  3.04%     12
2.140615  1.36%     19   3.686699  2.35%     36   6.669799
4.25%     7    1.768762  1.13%
     SMSC Series 1992-1 (Pool 2) Class B-2
37,967,222.71       2    0.277843  0.73%     2    0.376704
0.99%     2    0.228887  0.60%     6    1.369841  3.61%     3
0.854571  2.25%
     SMSC Series 1992-3 Class B         118,450,718.71
33   6.793602  5.74%     11   2.226183  1.88%     22
4.443558  3.75%     3    0.713961  0.60%     8    1.255553
1.06%


     Totals         693,235,799.47           107  21.068776
3.04%     46   8.706501  1.26%     85   17.369490 2.51%
117  25.823607 3.73%     48   10.228191 1.48%

























     Delinquencies percentages are based on Cumulative Loan
Balances Outstanding
     after giving effect Current Distribution.
     MM = million
Page 6